SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            TRI-VALLEY CORPORATION
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          --------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:

          --------------------------------------------------------------------
     (3)  Filing party:

          --------------------------------------------------------------------
     (4)  Date filed:

          --------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 22, 1998

TO  THE  SHAREHOLDERS  OF  TRI-VALLEY  CORPORATION:

     The enclosed proxy material relating to Tri-Valley Corporation ("Tri-Valley" or the "Company") from the Board of Directors of the Company is sent to you as the direct or beneficial owner of common stock of the Company with the Company's sincere request that you give those materials your prompt and thorough consideration.

(1) To elect five directors to serve for the ensuing year and until their successors have been elected and qualified. Management proposes and nominates the following slate for re-election:

     F. LYNN BLYSTONE, EARL H. BEISTLINE, MILTON J. CARLSON, DENNIS P. LOCKHART, AND LOREN J. MILLER.

(2) To approve Brown, Armstrong, Randall & Reyes Accountancy Corporation, Inc. as independent accountants for the Company.

(3)          To  approve  incentive  stock  option  plan.

(4) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The meeting will also provide an opportunity for management to give a current report on the progress of the Company and its plans and prospects for the future. Only persons who held Common Stock of record at the close of business on June 24, 1998, will be entitled to vote at the Annual Meeting and any adjournments thereof, as fixed by action of the Board of Directors.

     All shareholders are urged to attend the Annual Meeting in person or by proxy.

IT  IS  IMPORTANT  THAT  YOUR  SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF
SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

     A Shareholder giving a proxy has the power to revoke it at any time before it is exercised by attending the Annual Meeting and voting his shares in person or by filing with the Secretary of the Company, prior to the meeting date, either a written notice of revocation, or a duly executed proxy bearing a later date.

                              By  Order  of  the  Board  of  Directors
Bakersfield,  California
July  8,  1998
                              F.  Lynn  Blystone
                              President  and  CEO




Bakersfield,  California
July  2,  1998



                         ANNUAL MEETING OF SHAREHOLDERS
                             _______________________

                                 PROXY STATEMENT
                             _______________________

                                       OF

                             TRI-VALLEY CORPORATION
                      230 SOUTH MONTCLAIR STREET, SUITE 101
                          BAKERSFIELD, CALIFORNIA 93309

                           SOLICITATION OF PROXIES FOR
                             MEETING OF STOCKHOLDERS

              FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD IN THE
             CONTRA COSTA ROOM OF THE EMBASSY SUITES HOTEL (AIRPORT)
                               150 ANZA BOULEVARD
                         SAN FRANCISCO, CALIFORNIA 94010
                    AT 9:00 A.M. (P.S.T.), ON AUGUST 22, 1998



To  the  Shareholders  of  TRI-VALLEY  CORPORATION:

     The enclosed proxy material relating to Tri-Valley Corporation ("Tri-Valley" or the "Company") from the Board of Directors of the Company is sent to you as the direct or beneficial owner of common stock of the Company with the Company's sincere request that you give those materials your prompt and thorough consideration.

          The Board of Directors of Tri-Valley Corporation (the "Company") hereby solicits your Proxy (on the gold form) for use at the Annual Meeting of Shareholders of the Company to be held Saturday, August 22, 1998, at 9:00 A.M. (local time) in the Contra Costa Room of the Embassy Suites Hotel (Airport), 150 Anza Boulevard, San Francisco, California 94010.

     IF YOU ARE NOT ABLE TO BE PRESENT AT THIS MEETING, IT IS REQUESTED THAT YOU RETURN THE ENCLOSED GOLD FORM PROXY, PROPERLY EXECUTED, IN ORDER THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. You may revoke your Proxy at any time prior to the exercise of the powers granted herein by transmitting a written revocation to the Company or by appearing in person at the meeting.

     The Company's administrative office is located at 230 South Montclair Street, Suite 101 Bakersfield, California 93309. The approximate date on which this Proxy Statement and gold form of proxy will first be sent to the shareholders is July 15, 1998. The costs of this proxy notification will be paid by the Company. A professional proxy solicitor has not been engaged.





ACTIONS  TO  BE  TAKEN  AT  THE  MEETING

     At the Annual Meeting, holders of the Company's common stock will consider and vote for the election as directors of the Company of F. Lynn Blystone, Dennis P. Lockhart, Milton J. Carlson, Loren J. Miller, and Earl H. Beistline. In addition, the shareholders will be asked to ratify the Board's selection of Brown, Armstrong, Randall & Reyes Accountancy Corporation as the Company's independent accountants for 1998. Finally, the shareholders will consider and act on a proposed Incentive Stock Option Plan for the employees and officers of the Company.


VOTING  SECURITIES  AND  RIGHTS

     There are 19,063,248 shares of common stock of the Company outstanding, each of which is entitled to one vote in the election of directors and all other matters to be voted upon at the meeting. SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS AT 5:00 P.M. ON FRIDAY, JUNE 24, 1998, ARE THE ONLY PERSONS ENTITLED TO VOTE AT THIS MEETING.

     The presence in person or by proxy of the holders of not less than one-half the outstanding shares is necessary to constitute a quorum at the meeting. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors and to ratify the selection of the Company's auditors. The approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares.

     Set forth below in tabular form is information concerning the only persons known to the Company to own more than 5% of the Company's common stock as of June 24, 1998.



                                                          AMOUNT
       TITLE  OF            NAME  AND  ADDRESS          BENEFICIALLY    PERCENT
         CLASS____          OF  BENEFICIAL  OWNER        OWNED__        OF CLASS
     Common  Stock          Dennis  Vaughan              1,033,200        5.42%
                            2298  Featherhill  Road
                            Santa  Barbara,  CA    93108

     Although the Company is incorporated in Delaware, it currently maintains its business offices and principal oil and gas operations in California. Accordingly, shareholders are entitled, under California corporation law, to cumulative voting rights in the election of directors. This means that a shareholder may multiply the shares held by the total number of directors to be elected (five) and vote all of such shares for any one director. Prior to the meeting and vote on directors, any shareholder wishing to exercise cumulative voting rights must give the Company written notice of same. Discretionary authority to cumulate votes in the exercise of proxies is hereby solicited by management.


I.          ELECTION  OF  DIRECTORS:

     The Board of Directors consists of five (5) directors and each director serves for a term of one (1) year. All five (5) director positions are up for election at the meeting.

     THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS YOUR APPROVAL OF DR. EARL BEISTLINE, LYNN BLYSTONE, MILTON CARLSON, DENNIS LOCKHART, AND LOREN MILLER, CPA AS DIRECTORS OF TRI-VALLEY CORPORATION. All proxies will be voted
FOR  these  nominees.    Information  about  the  nominees  follows:
                                                       COMMON  STOCK     PERCENT
NAME  AND  POSITION                    DIRECTOR        BENEFICIALLY        OF
   WITH  COMPANY__          AGE          SINCE_             OWNED___      CLASS_
F.  Lynn  Blystone          62           1974             498,909         2.62
Dennis  Lockhart            51           1982             122,091          .64
Milton  Carlson             68           1985             129,000          .68
Loren  Miller               53           1992              95,300          .50
Earl  Beistline             81           1992              78,000          .41


PRINCIPAL  OCCUPATIONS  OF  NOMINEES    DURING  THE  PAST  FIVE    YEARS:

F.  Lynn  Blystone  - 62  President  and  Chief  Executive Officer          1974

                         Tri-Valley Corporation, and its wholly owned subsidiaries, Tri-Valley Oil & Gas Co. &
                         Tri-Valley  Power  Corporation, Bakersfield, California

     Mr. Blystone became president of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans-Alaska Pipeline Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Kern, Riverside and Orange Counties California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.

Dennis P. Lockhart -          51     President                              1982

                         Heller  International  Group.,  Inc.
                         Chicago,  Illinois

     Mr. Lockhart is President of Heller International Group, Inc., a subsidiary of Heller Financial Inc., a position he has held since 1988. He also serves as a director of Heller Financial Inc., and several of the company's overseas subsidiaries. Prior to joining Heller, Mr. Lockhart was a domestic and international corporate banking officer with Citicorp/Citibank. He worked for Citicorp in a succession of assignments in Lebanon, Saudi Arabia, Greece, Iran, Atlanta, and New York. He is currently serving on the Advisory Committee of the United States export-import Bank. Mr. Lockhart was educated at Stanford University and Johns Hopkins University. He attended the Senior Executives
Program at the Sloan School of Management, Massachusetts Institute of Technology, in 1994.






Milton  J.  Carlson  -          68     Investor,  Kalispell,  Montana      1985

     Mr. Carlson is a principal in Earthsong, Inc., which is a non-profit, public benefit corporation engaged in a wide field of ecological matters in the public interest. Until its merger with another firm, Mr. Carlson formerly was vice president and corporate secretary of Union Sugar Company, a $100 million unit of Sara Lee Corporation. He was involved in representing industrial end users of energy through the California Manufacturers Association as the former chairman of the CMA steering committee of the standing energy and environmental committees. Mr. Carlson was also the energy and environmental representative with Sara Lee energy advisory group and monitored related matters before the California Public Utilities Commission and Energy Commission as well as serving as the legislative representative in Sacramento and Washington, D.C. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.

Earl  H.  Beistline,  LLD.  -     81     Mining  Consultant                1992

                                         Fairbanks,    Alaska

     Dr. Beistline is a past chairman of the Alaska State Minerals Commission and Dean Emeritus of the School of Mineral Industry of the University of Alaska. Born in Juneau, he has achieved a special position in Alaska during its transition from territorial status into statehood. He has numerous honors from local, state and federal governments, academia, professional and civic organizations and the mineral industry. An active miner in the Central-Circle Mining District, Dr. Beistline also serves as a director of one of the states' primary companies, Usibelli Coal Mines, Inc. He holds a bachelor of Mining Engineering, Engineer of Mines and Honorary Doctor of Law degree from the
University  of    Alaska.

Loren  J.  Miller, CPA -     53     Controller                             1992

                                    Petro  America,  Inc.
                                    Long  Beach,  California

     For  the  last  four  years,  Mr.  Miller  has been the controller of Petro
America, Inc. He has also served in a treasury and chief financial officer capacity as vice president successively of McMullen Oil Company, Mock Resources, Inc., and Hershey Oil Corporation. Prior to that he was vice president and general manager of Tosco Production Finance Corporation and formerly a senior auditor with Touche Ross & Co. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and an M.B.A. in finance from the University of Southern California.

     During 1997, the Board of Directors held six meetings; no director attended less than 75% of such meetings.

     The  Company  has  no  nominating  or compensation committees, as these are
dealt  with  by  the  full  board.    Mr.  Miller  is  the audit representative.


COMPENSATION  OF  OFFICERS  AND  DIRECTORS

     The following table summarizes the compensation of the chairman of the board and the president of the Company and its subsidiaries, F. Lynn Blystone, for the fiscal year ended December 31, 1997, and for the fiscal years ended July 31, 1996, and 1995.

                                                                    Long Term
                                                                   Compensation
                                       Annual Compensation            Awards
     (a)               (b)            ( c )          (d)              (e)
                                                    Other          Securities
    Name          Period Covered     Salary     Compensation  Underlying Options

F. Lynn          FYE 12/31/97     $197,660(1)                     195,000(2)
  Blystone, CEO  5  Mo.  Ended
                   12/31/96        $42,250(1)
                 FYE   7/31/96     $49,610(1)
                 FYE   7/31/95     $43,750(1)

(1) Includes salary that was deferred when Mr. Blystone took a reduced salary in 1996.
(2)          95,000  options  expired  unexercised  in  December,  1997.

AGGREGATED  1997  OPTION  EXERCISES  AND  YEAR-END  VALUES

     The following table summarizes the number and value of all unexercised stock options held by the Named Officers and Directors at the end of 1997.

       ( A )                   ( B )                      ( C )
                        Number of Securities         Value of Unexercised In-
                       Underlying Unexercised       The-Money Options/SARs at
                      Options/SARs at FY-End (#)          FY-End ($)*

NAME                  EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE


F. Lynn Blystone             100,000/0                        0/0

Dennis P. Lockhart            30,000/0                     $18,750/0
                              40,000/0                     $23,000/0

Milton J. Carlson             30,000/0                     $18,750/0
                              40,000/0                     $23,000/0

Loren J. Miller               30,000/0                     $18,750/0
                              40,000/0                     $23,000/0

Earl H. Beistline             20,000/0                     $12,500/0
                              40,000/0                     $23,000/0


     *Based on a fair market value of $1.125 per share, which was the closing bid price of the Company's Common Stock in the NASDAQ National Market System on December 31, 1997.





COMPENSATION  OF  DIRECTORS

     The Company compensates non-employee directors for their service on the board of directors. No directors received any stock options in 1997. The following tables sets forth information regarding the cash compensation paid to outside directors in 1997.

                                (A)             (B)

                               NAME             FEES


                          Earl Beistline       $3,800

                          Milton Carlson       $3,800

                          Dennis P. Lockhart   $3,450

                          Loren J. Miller      $3,800


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require that the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no reports were required, the Company believes that no person failed to file required reports on a timely basis during or in respect of 1997.


II. APPROVE BROWN, ARMSTRONG, RANDALL & REYES ACCOUNTANCY CORPORATION, INC. AS INDEPENDENT ACCOUNTANTS.

     It is the opinion of our Board of Directors and its Finance Committee that the certified public accounting firm of Brown, Armstrong, Randall & Reyes Accountancy Corporation, Inc. (BARR) of Bakersfield, California, is best suited to conduct the Company audits, and reviews as well as related business consulting. The partner in charge, Burton Armstrong, has been a board member of and is on the tax committee of the California Independent Petroleum Association
(CIPA) and active in many industry accounting and SEC related bodies in addition to the broader resources of the firm. The Company feels BARR conducts its business with detailed thoroughness in an expeditiously professional and economical manner and recommends your approval of continuing to retain them. Mr. Armstrong is expected to attend the shareholder meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF BARR AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


III.          APPROVE  INCENTIVE  STOCK  OPTION  PLAN

     As the Company grows, it needs to compete for personnel and provide employment compensation commensurate with its competitors. An Incentive Stock Option Plan will be considered for adoption by the shareholders at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE INCENTIVE STOCK OPTION PLAN (THE "PLAN").

     The purpose of the Plan is to promote the growth and profitability of the Company by providing, through the ownership of stock options, incentives to attract and retain highly talented persons to provide managerial, administrative, and other specialized services to the Company. It is the intention of the Company in administering the Plan to provide employees, including its executive officers, with an ongoing incentive to increase earnings and productivity and to acknowledge superior service to the Company by executive officers and employees. The Board of Directors has approved of the Plan being submitted to the shareholders. If the Plan is adopted, the Company will reserve 1,000,000 shares of its Common Stock (an amount equal to approximately 5% of the shares outstanding on June 25, 1998) for issuance pursuant to the Plan. No increase in the number of shares authorized Common Stock is necessary in order to implement the Plan.

     The Plan will be administered by a committee of the Company's Board of Directors (the "Committee"). The Committee shall have full power and discretion to determine which eligible officers and employees receive options and the time, number of shares, and terms of any options to be granted under the Plan. The exercise price of all options to be granted under the Plan shall be the fair market value of the Company's Common Stock, determined by the closing daily price on any stock exchange, automated quotation system or similar trading system, on the date of grant of the option. If no such quotation exists on the date of grant, the fair market value shall be determined in good faith by the Committee. Members of the Committee may not be eligible to participate in the Plan and may not have been eligible to participate in the Plan for one year prior to appointment to the Committee.

     All full-time employees of the Company will be eligible to participate in the Plan, except for members of the Committee.

     The Company has not until now had any stock option plan for its officers and employees. From time to time in the past, certain executives have been granted options in privately negotiated transactions. See Executive Compensation.

     Options issued under the Plan will be entitled to "incentive stock option" treatment for federal income tax purposes provided by Section 422 of the Internal Revenue Code. An optionee, upon exercise of an option under the plan, will not realize taxable income (but may generate a tax preference item which may result in tax liability under alternative minimum tax provisions), nor will the Company then be entitled to a deduction. The gain realized upon the subsequent disposition of the stock acquired upon exercise of the options will be entitled to capital gain treatment, provided that no such disposition is made within 2 years after the option was granted and 1 year after the option was exercised. If such holding period requirements are not satisfied, the optionee will realize ordinary income equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price, and will receive a credit against income tax to the extent alternative minimum tax liability was incurred upon exercise. If the optionee must recognize ordinary income, the Company will be entitled to a corresponding deduction. The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change.

     In addition, the Plan may establish for officers and directors of the Company an exemption from the provisions of Section 16(b) of the Securities Exchange Act of 1934 for the grants of options. Section 16(b) provides for recovery by the Company of profits made by officers and directors on short-term trading in shares of Common Stock of the Company. Grants of options to purchase Common Stock under the Plan by officers and employee-directors of the Company may be entitled to an exemption from the operation of Section 16(b), provided certain conditions are met under the rules and regulations of the SEC.


ADDITIONAL  INFORMATION

     Prior to mailing the proxy statement to shareholders, each shareholder has been mailed a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, which contains the Company's audited financial statements dated December 31, 1997.


PROPOSALS  BY  SHAREHOLDERS  -  1999

     Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 1999 annual shareholders meeting must be received by the corporate secretary of the Company no later than December 31, 1998.


OTHER  MATTERS

     No proposals have been received from shareholders for inclusion in the proxy statement or action at the 1998 annual meeting. Management does not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion.

                             TRI-VALLEY CORPORATION
 PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on June 24, 1998, at the Annual Meeting of Shareholders to be held in the Contra Costa Room of the Embassy Suites in San Francisco, California, on August 22, 1998, at 9:00 A.M. (P.S.T.).

1.    ELECTION  OF  DIRECTORS  or  any  adjournment  thereof.
     FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW). (To withhold authority to vote for any individual nominee, strike a line through  the  nominee's  name  in  the  list  below.)
     F.  L. Blystone          E. H. Beistline          M. J. Carlson          D.
P.  Lockhart                    L.  J.  Miller
2.  To  approve  Brown, Armstrong, Randall & Reyes Accountancy Corporation, Inc.
as  independent  accountants  for  the  Company.      For           Against
Abstain
3.  To  approve  incentive  stock  option  plan.
For                      Against            Abstain
4.  To  transact  such  other  business  as  may properly come before the Annual
Meeting  and  any  adjournments  thereof.           For           Against
Abstain

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on August 21, 1998, will not be voted upon unless the shareholders are present to vote their shares.

                                 OTHER BUSINESS
It is not anticipated that any other matters will be brought before the meeting for action. If any other matters shall properly come before the meeting or any adjournment thereof, it is intended that the holders of the proxies may, in the absence of instruction to the contrary, exercise their direction to vote or act on such matters as they determine to be appropriate.

Dated:_________________________
_________________________________________________
________________________________________________
             Signature
(Please mark, sign, date and return the
Signature  if  held  jointly
Proxy  Card  promptly)












                                    EXHIBIT A
                             TRI-VALLEY CORPORATION
1998  -  STOCK  OPTION  PLAN

                                    ARTICLE I

                                 PURPOSE OF PLAN

      The purpose of this Plan is to promote the growth and profitability of the Company and other participating companies by providing, through the ownership of Options, incentives to attract and retain highly talented persons to provide managerial, administrative and other specialized services to the Company and other participating Companies and to motivate such persons to use their best efforts on behalf of the Company.


                                   ARTICLE II

                                   DEFINITIONS

   For purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

2.1 Accrued installment. The term "Accrued installment" shall mean any vested installment of an Option.

2.2 Board. The term "Board" shall mean the Board of Directors of the Company.

2.3     Committee.  The  term "Committee" shall mean the Compensation
Committee, or a successor committee, appointed by the Board and constituting not less than two members of the Board, each of whom is a Disinterested Person.

        2.4 Company. The term "Company" shall mean Tri-Valley Corporation, a Delaware corporation, or any successor thereof.

        2.5 Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

        2.6 Disinterested Person. The term "Disinterested Person" shall mean any person defined as a Disinterested Person in Rule 16b-3 of the Securities and Exchange Commission as amended from time to time and as promulgated under the Exchange Act.

        2.7 Effective. Shall mean the date on which the Plan is approved by the stockholders of the Company.

2.8 Eligible Person. The term "Eligible Person" shall mean. except as provided in Section 3. 1, any full-time employee or officer of any participating Company.

2.9     Exchange  Act.    The  term  "Exchange  Act"  shall  mean  the
Securities  Exchange  Act  of  1934,  as  amended.


2.10 Fair Market Value. The term "Fair Market Value" shall mean the closing sale price on the trading day in question of the Shares on the Composite Tape for New York Stock Exchange Listed Stocks, or, if the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed on such Exchange, on the principal United States securities exchange on which the Shares are listed, or, if the Shares are not listed on any such exchange, the closing bid quotation with respect to the Shares on the trading day in question on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any similar system then in use, or if no such quotation is available, the fair market value on the date in question of the Shares as determined in good faith by the Committee. If the day in question is not a trading day, the determination of Fair Market Value shall be made as of the nearest preceding trading day.

2.11     Option.    The  term  "Option"  shall  mean  an  option  to
acquire  Shares  granted  under  this  Plan.

2.12 Optionee. The term "Optionee" shall mean an Eligible Person who has been granted an Option.

2.13 Parent Corporation, The term "Parent Corporation" shall mean a corporation as defined in
Internal  Revenue  Code  Section  424  (e)  or  any  successor  thereto.

2.14 Participating Company. The term " Participating Company" shall mean the Company and any Parent Corporation or Subsidiary Corporation of the Company.

2.15     Plan.  The  term "Plan" shall refer to the Company's 1998
Stock  Option  Plan.

2.16     Shares.  The  term  "Shares"  shall  mean  shares  of the
Company's  Class  A  Common  Stock,  $.001
par value, and may be un-issued shares or treasury shares or shares purchased for purposes of this Plan.

2.17     Subsidiary  Corporation.  The  term  "Subsidiary
Corporation" shall mean a corporation as defined in Internal Revenue Code Section 424 (f) or any successor thereto.

2.18 Terminating Transaction. The term "Terminating Transaction" shall mean any of the following events, (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation which shall be deemed to have occurred if another corporation shall own, directly or indirectly, over eighty percent (80%) of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of all or substantially all of the Company's assets; or (d) a sale of the equity securities of the Company representing more than eighty percent (80%) of the aggregate voting power of all outstanding equity securities of the Company to any person or entity, or any group of persons and entities acting in concert.

2.19     Termination Date. The term "Termination Date" shall mean August
22,  2008.


2.20     Total Disability.     The term "Total Disability" shall mean
a permanent and total disability as that is defined in Internal Revenue Code Section 22 (e) (3) or any successor thereto.


                                   ARTICLE  III

                              ADMINISTRATION  OF  PLAN

     3.1 Administration by the Committee. This Plan shall be administered by the Compensation Committee of the board, of its successor (the "Committee"). Subject to the provisions of this Plan document, the Committee shall have full and absolute power and authority in its sole discretion to (i) determine which Eligible Persons shall receive Option, (ii) determine the time when Options shall be granted, (iii) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Option granted hereunder, (iv) determine the number of shares subject to or covered by each Option, and (v) interpret the provisions of this Plan and of any Option granted under this Plan. A member of the Committee shall not be an Eligible Person, and shall not have been an Eligible Person at any time within one (1) year prior to appointment to the Committee. Except as otherwise provided herein or otherwise permitted by Rule 16b-3 (b) (3) of the Exchange Act, during said one (1) year prior to such appointment, no member of the Committee shall have been eligible to acquire stock, stock options or stock appreciation rights under any plan of the Company.


(a) The exercise price of the Options shall be Fair Market Value on the date of grant.

     3.2 Rules and Regulations. The Committee may adopt such rules and regulations, as the Committee may deem necessary or appropriate to carry out the purpose of this Plan and shall have authority to take all action necessary or appropriate to administer this Plan.

     3.3     Binding Authority.   All decisions, determination, interpretations,
or other actions by the Committee shall be final, conclusive, and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such parties.


                                   ARTICLE IV

                   NUMBER OF SHARES AVAILABLE UNDER THIS PLAN

     The maximum aggregate number of Shares which may be optioned and sold under this Plan is 1,000,000 Shares. In the event that Options granted under this Plan shall for any reason terminate, lapse, be forfeited, or expire without being exercised, the Shares subject to such unexercised Options may again be subjected to Options under this Plan. In any event, however, no Option may be granted hereunder if the sum of Shares subject to such Option and the number of Shares subject to unexpired Options previously granted hereunder (or subject to unexercised option or stock appreciation rights under any stock option or stock appreciation right plan of the Company) would exceed twenty percent (20%) of the total shares of voting stock outstanding at such time.


                                    ARTICLE V

                                  TERM OF PLAN

     This Plan shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted hereunder after the Termination Date.


                                   ARTICLE VI

                                  OPTIONS TERMS

     6.1 Form of Option Agreement. Any option granted under this Plan shall be evidenced by an agreement ("Option Agreement") in such form as the Committee, in its discretion, may from time to time approve. Any Option Agreement shall contain such terms and conditions as the Committee may deem, in its sole discretion, necessary or appropriate and which are not inconsistent with the provisions of this Plan.

     6.2 Vesting and Exercisability of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder,  Options  granted  under  this  Plan shall vest and be exercisable in accordance  with  the  rules  set  forth  in  this  Section  6.2

          a. General. Subject to the other provisions of this Section 6.2, Options shall vest and become exercisable at such times and in such installments, as the Committee shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Committee may in its sole discretion accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.2 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the Option Termination Date (as defined below).


          b. Termination of Options. All installments and Options shall expire and terminate on such date as the Committee shall determine ("Option Termination Date"), which in no event shall be later than ten (10) years from the date on which such Option was granted.

          c. Termination of Eligible Person Status Other Than by Reason of Death or Disability. In the event that the employment of an Eligible Person with a Participating Company is terminated for any such reason (other than by reason of death or Total Disability). Any installments under an Option held by such Eligible Person which has not accrued as of such termination date shall expire and become unexercisable as of such termination date. All Accrued installments as of the employment termination date shall remain exercisable only within such period of time as the Committee may determine, but in no event shall any Accrued installments remain exercisable for a period in excess of three (3) months following such termination date or for a period in excess of the original Option Termination Date, whichever is earlier. For purposes of this Plan, an Eligible Person who is a employee or Director of any Participating Company shall not be deemed to have incurred a termination of his employment (whichever may be applicable) so long as such Eligible Person is an employee or Director
(whichever  may  be  applicable)  of  any  Participating  Company.

          d. Leave of Absence. In the case of any employee on an approved leave of absence, the Committee may deem such provision respecting continuance of any Options held by the employee as the Committee deems appropriate in its sole discretion, except in no event shall an Option be exercisable after the original Option Termination Date.

          e. Death or Total Disability of Eligible Person. In the event that the employment of an Eligible Person with a Participating Company is terminated by reason of death or Total Disability, any unexercised Accrued installments of Options granted hereunder to such Eligible Person shall expire and become unexercisable as of the earlier of:

     (1)     The  applicable  Option  Termination  Date,  or

     (2) The first anniversary of the date of termination of the employment of such Eligible Person by reason of the Eligible person's death or Total Disability. Any such Accrued Installments of a deceased Eligible Person may be exercised prior to their expiration only by the person or persons to whom the Eligible Person's Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased or disabled Eligible Person's Option that have not accrued as of the date of the termination of employment, or directorship due to death or Total Disability shall expire and become unexercisable as of such termination date.

     6.3 Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily or by operation of law, other than by will or the laws of descent and distribution, and (except as specifically provided to the contrary in Section 6.2 (e) hereof) may be exercised during the lifetime of an Optionee only by such Optionee.

     6.4         Restrictions  on  Issuance  of  Shares.

          a. No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, all applicable listing requirements of any market or securities exchange on which the Company's Common Stock is then listed, and any other requirements of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Committee shall relieve the Company, the Board, and the Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations or approvals shall not have been obtained.


          b. As a condition to the granting or exercise of any Option, the Committee may require the person receiving or exercising such Option to make any representations and warranties to the Company as may be required or appropriate under any applicable law or regulation, including, but not limited to, a representation that the Option or Shares are being acquired only for investment and without any present intention to sell or distribute such Option or Shares, if such a representation is required under the Securities Act of 1933 or any other applicable law, rule or regulation.



c. The  exercise of any  Option  under  this  plan  is conditioned
On approval of this Plan, within twelve (12) months of the adoption of this Plan By the Board, by (I) the vote of the holders of a majority of the outstanding securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, or (ii) the written consent of the holders of a majority of the securities of the Company entitled to vote if the requirements of Rule 16b-3 (b) (2) promulgated under the Exchange Act are otherwise satisfied. In the event such shareholder approval is not obtained within such time period, any Options granted hereunder shall be void.

     6.5         Option  Adjustments.

          a. If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share Option price thereof which may be issued in the aggregate and to any individual Optionee under this Plan upon exercise of Options granted under this Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Committee determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Shares or other classes of the Company's securities.

          b. Upon the occurrence of a Terminating Transaction (as defined in Article II hereof), as of the effective date of such Terminating Transaction, this Plan and any then outstanding Options (whether or not vested) shall terminate unless (i) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Options, or for the substitution of such Options of new options covering the securities of the successor or surviving corporation in the Terminating
Transaction or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices, in which event this Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Committee otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including without limitation (a) accelerating the vesting of outstanding Options, and/or
(b) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties which a holder of the Shares underlying such Options would have been entitled to receive upon consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If this Plan or the Options shall terminate pursuant to the foregoing provisions of this paragraph (b) because neither (i) nor (ii) is satisfied, any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate and theretofore exercised, including any installments which have not yet become Accrued installments.

          c. In all cases, the nature and extent of adjustments under this Section 6.5 shall be determined by the Committee in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Plan pursuant to any such adjustment.




     6.6 Taxes. The Committee shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under this Plan, including, but without limitation, the withholding of the number of Shares at the time of the grant or exercise of an Option the Fair Market Value of which would satisfy any withholding tax on said exercise or grant, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating Companies, or requiring an Optionee (or the Optionee beneficiary or legal representative) as a condition of granting or exercising an Option to pay to any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Committee deems necessary or appropriate in connection with the satisfaction of any applicable withholding obligation.



     6.7 Legends. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed thereon. The determination of which legends, if any, shall be placed upon Option Agreements and/or said Share certificates shall be made by the Committee in its sole discretion and such decision shall be final, binding and conclusive.


                                   ARTICLE VII

                      SPECIAL OPTION TERMS UNDER THIS PLAN

     7.1 Option Exercise Price. The Option exercise price for Shares to be issued under this Plan shall be the Fair Market Value of the Shares on the date of grant. The date of grant shall be deemed to be the date on which the Committee authorizes the grant of the Option, unless a subsequent date is specified in such authorization.

     7.2 Exercise of Options. An Option may be exercised in accordance with this Section 7.2 as to all or any portion of the Shares covered by an Accrued installment of the Option from time to time during the applicable Option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 7.3. An Option shall be deemed exercised when such written notice of exercise and payment has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by this Plan, as may be by applicable law, rules, or regulations, or as may be adopted or imposed by the Committee. Until the required stock certificates have been issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section 6.5.

     7.3          Payment  of  Option  Exercise  Price.

          a. Except as otherwise provided in Section 7.3 (b), the entire Option exercise price shall be paid in cash at the time the Option is exercised.

          b. In the discretion of the Committee, an Optionee may elect to pay for all or some of the Optionee's Shares with Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, and subject to the satisfaction of any conditions the Committee may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the Committee may require with respect to the Optionee's title to the Company's Common Stock used for payment of the exercise price. Such payment shall be made by delivery of certificates representing the Company's Common Stock, duly endorsed or with duly signed stock power attached, such Common Stock to be valued at its Fair Market Value on the date notice of exercise is received by the Company.

     7.4 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Parent
Corporation and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Option will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.


                                  ARTICLE VIII

                        AMENDMENT OR TERMINATION OF PLAN

     8.1 Board Authority. The Board may amend, alter, and/or terminate this Plan at any time; provided, however, that unless required by applicable law, rule, or regulation or unless no longer required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act, the Board shall not amend this Plan without the approval of stockholders (as obtained in accordance with the provisions of Section 6.4(c) hereof) if the amendment would
(A)  materially  increase the benefits accruing to participants under this Plan,
(B) materially increase the number of securities which may be issued under this Plan, or (C) materially modify the requirements as to eligibility for participation in this Plan. In determining whether a given amendment is within the scope of (A), (B) or (C), the Company may rely, without limitation, upon the regulations promulgated and the advice provided by the Securities and Exchange Commission with respect to Rule 16b-3. No amendment of this Plan or of any Option Agreement shall affect in a material and adverse manner Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options.

     8.2 Contingent Grants Based on Amendments. Options may be granted in reliance on and consistent with any amendment adopted by the Board alone which is necessary to enable such Options to be granted under this Plan, even though such amendment requires future stockholder approval; provided, however, that any such contingent Option by its terms may not be exercised prior to stockholder approval of such amendment and provided, further, that in the event stockholder approval is not obtained within twelve (12) months of the date of grant of such contingent Option, then such contingent Option shall be deemed canceled and no longer outstanding.



                                   ARTICLE IX

                               GENERAL PROVISIONS

     9.1 Availability of Plan. A copy of this Plan shall be delivered to the Secretary and Assistant Secretary of the Company and shall be shown by the Secretary or Assistant Secretary to any Eligible Person making reasonable inquiry concerning this Plan.

     9.2 Notice. Any notice or other communication required or permitted to be given pursuant to this Plan or under any Option Agreement must be in writing and shall be deemed to have been given when delivered to and actually received by the party to whom addressed. Notice shall be given to Optionee's at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

     9.3 Titles and Headings. Titles and headings of sections of this Plan are for convenience of reference only and shall not affect the construction of any provision of this Plan.



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